EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in
Registration Statement No. 333-32107     of MidSouth
Bancorp, Inc. on Form S-3D of our report dated February 2,
2001, appearing in this Annual Report on Form 10-KSB of MidSouth Bancorp, Inc. for the year ended December 31,
2000.



DELOITTE & TOUCHE, LLP
New Orleans, Louisiana

March 30, 2001